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                                                                Exhibit 10.10


                               LOCK-UP AGREEMENT





JOSEPH CHARLES & ASSOCIATES, INC.
  As Representative of the several Underwriters
9701 Wilshire Boulevard
Beverly Hills, California 90212

Ladies and Gentlemen:

     The undersigned understands that you, as representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with Sforza Enterprises, Inc. (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including yourselves, of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and Common Stock purchase warrants.

     In consideration of the Underwriters' agreement to conduct the Public Offering, and for other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees, during the period ending at 5:00 pm Florida time on the date which is one year after the date of the final prospectus for the Public Offering (the "Lock-up Period"), not to offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock of the Company, any options or warrants to purchase any shares of Common Stock of the Company or any securities convertible into or exchangeable for shares of Common Stock of the Company (collectively, the "Securities") now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than
(i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, or (ii) with the prior written consent of Joseph Charles & Associates, Inc., which may be withheld in its sole discretion. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions includes, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

     The undersigned agrees that for a period of two years from the date of the final prospectus, it will not make a Disposition of Securities through any broker/dealer, other than
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Joseph Charles & Associates, Inc., unless it shall first have offered to Joseph
Charles & Associates, Inc. the exclusive right to act as broker/dealer in connection with such sale, and Joseph Charles & Associates, Inc. shall have declined in writing to act in such capacity.

     The undersigned hereby acknowledges that this agreement is valid and binding notwithstanding any prior agreements relating to this matter and further agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this agreement. The undersigned also understands that the Underwriters will proceed with the Public Offering in reliance upon this agreement.



Date:___________________

                                                   ____________________________
                                                   (Stockholder name)


                                                   ____________________________
                                                   (Signature)

                                                   ____________________________
                                                   (Name & Title, if applicable)

                                                   ____________________________

                                                   ____________________________

                                                   ____________________________
                                                   (Address)









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